Supplement dated October 31, 2011
to the J, Institutional, R-1, R-2, R-3, R-4, and R-5
Class Prospectuses
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011, June 16, 2011,
July 20, 2011, August 29, 2011, and September 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

MIDCAP GROWTH FUND III

On or about November 15, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s)
headings, delete the section for Mellon Capital Management Corporation and the related portfolio manager information.

SMALLCAP GROWTH FUND II

On or about November 15, 2011, under the Management and Sub-Advisor(s) and Portfolio Manager(s)
headings, delete the section for Essex Investment Management Company, LLC and the related portfolio manager information.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
On or about November 15, 2011, delete the section for Essex Investment Management Company, LLC and related portfolio manager information.

On or about November 15, 2011, delete the section for Mellon Capital Management Corporation and related portfolio manager information.